Exhibit 99.1

FOR IMMEDIATE RELEASE

GLOBAL NET LEASE AND THE NECESSITY RETAIL REIT COMPLETE

MERGER AND INTERNALIZATION TRANSACTION

Establishes Third-Largest Net Lease REIT With Global Presence

NEW YORK, September 12, 2023 – Global Net Lease Inc. (NYSE: GNL) ("Global Net Lease" or "GNL") and The Necessity Retail REIT Inc. (NASDAQ: RTL) ("Necessity Retail REIT" or "RTL") announced today that they have completed the previously announced merger between GNL and RTL, including the internalization of both GNL's and RTL's advisory and property management functions. Completion of the merger follows approval by the shareholders of both companies.

Under the terms of the merger agreement, RTL stockholders received 0.670 shares of GNL for each common share of RTL. RTL shares have ceased trading on the Nasdaq as of the market close on September 11, 2023.

James Nelson and Michael Weil, Co-CEOs of GNL, said, “We are very excited to complete the merger of Global Net Lease and The Necessity Retail REIT, creating the third-largest listed net lease REIT with a global presence, including over 1,300 properties and more balanced sector exposures. We look forward to GNL’s future with a dedicated internal management team and enhanced governance attributes which put GNL on par with other leading publicly traded REITs. GNL will have broadened acquisition capabilities, greater balance sheet flexibility and a larger asset base that will enable the ability to grow and optimize its portfolio to create long-term value for all its stakeholders and provide an opportunity to benefit from a trading multiple expansion as the company trades in line with its peers.”

About Global Net Lease, Inc.

Global Net Lease, Inc. is a publicly traded real estate investment trust listed on the NYSE, which focuses on acquiring and managing a global portfolio of income producing net lease assets across the United States, and Western and Northern Europe. Additional information about GNL can be found on its website at www.globalnetlease.com.

Forward-Looking Statements

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as "may," "will," "seeks," "anticipates," "believes," "estimates," expects," "plans," "intends," "would," or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in GNL, including the adjustments giving effect to the mergers as well as the potential success that GNL may have in executing the mergers are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause GNL's actual results, or GNL's actual results after making adjustments to give effect to the mergers to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) failure to realize the expected benefits of the mergers, (ii) significant transaction costs or unknown or inestimable liabilities, (iii) the ongoing risk of shareholder litigation in connection with the mergers (iv) the risk that RTL's business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (v) risks related to future opportunities and plans for GNL post-closing, including the uncertainty of expected future financial performance and results of GNL post-closing (vi) the effect of any downgrade of GNL's or RTL's corporate rating or to any of their respective debt or equity securities including the outstanding notes under the RTL Indenture; (vii) GNL’s inability to retain and hire key personnel and maintain favorable business relationships post-closing; (viii) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19 on GNL’s tenants and the global economy and financial market, as well as the additional risks, uncertainties and other important factors set forth in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of GNL's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Contacts:

Investors and Media:

Email: investorrelations@globalnetlease.com